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                                                                Exhibit No. 23.5



                         CONSENT OF INDEPENDENT AUDITORS




We consent to the use of our report dated January 16, 1998, included in Amendment No. 1 to the Registration Statement (Form S-4, No. 333-67171) and related Prospectus of Cogentrix Energy, Inc., dated January 27, 1999, with respect to the financial statements of Gilberton Power Company (not separately presented herein).




                                                /s/ ERNST & YOUNG LLP




Harrisburg, Pennsylvania
January 22, 1999